Exhibit 99.1

GREATER ACCESS TO MORE EFFECTIVE TREATMENTS REDUCES TOTAL COST OF CARE September 2018 Investor Presentation NASDAQ: MYND

Investor Presentation DISCLAIMER This presentation contains “forward - looking statements” pursuant to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources . These forward - looking statements include, without limitation, statements regarding proposed new products or services ; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance ; statements of management’s goals and objectives ; trends affecting our financial condition, results of operations or future prospects ; our financing plans or growth strategies ; and other similar expressions concerning matters that are not historical facts . Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes” and “estimates,” and similar expressions, as well as statements in future tense, identify forward - looking statements . Forward - looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved . Forward - looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties described in our filings with the U . S . Securities and Exchange Commission, including our most recent reports on Forms 10 - K, 10 - Q and 8 - K, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward - looking statements . Forward - looking statements speak only as of the date they are made . You should not put undue reliance on any forward - looking statements . We assume no obligation to update forward - looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward - looking information, except to the extent required by applicable securities laws . If we do update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements . 2

Investor Presentation 3 MYND ANALYTICS (NASDAQ:MYND) Telemedicine Data Analytics/ Machine Learning Unique early advantage in effectively treating mental health conditions through the combination of telemedicine and data analytics/ artificial (augmented) intelligence to improve health care delivery and reduce costs.

INVESTMENT HIGHLIGHTS

- ✓ **Initial focus is the $147 billion underserved mental health market**[1]
  - Highest worldwide disease burden and single largest reason for work disability
  - Over $8k additional yearly health care costs for individuals not adequately treated for co-morbid behavioral health diagnosis
- ✓ Arcadian Telepsychiatry subsidiary specializes in the delivery of mental health services through a **network of licensed clinicians in all 50 states**
  - Telemedicine improves access to care for the 60% of individuals who do not currently receive care
  - Goldman Sachs estimates potential costs savings of over $100B/year in the U.S. through telehealth
- ✓ Technology platform that utilizes machine learning to analyze EEGs and inform therapeutic regimens, thereby **improving patient outcomes and reducing healthcare costs** (4.7-fold return in cost offsets)
- ✓ **Expanding partnerships with provider groups and managed care companies**
- ✓ **Broad patents (20 issued, 8 pending) and strong clinical validation (45 peer-reviewed studies)**
- ✓ **Increasing reimbursement** due to new government mandates including collaborative care
- ✓ **On track to achieve a 10-fold increase in revenues for fiscal 2018 as compared to fiscal 2017**

(1) National Institute of Mental Health: https://www.nimh.nih.gov/about/directors/thomas-insel/blog/2015/mental-health-awareness-month-by-the-numbers.shtml

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MENTAL HEALTH - TODAY

Problem:

- There is a shortage of psychiatrists so most treatment for non-psychotic mental health disorders is delivered by non-psychiatrists.[2]
- Clinicians often rely on trial and error prescribing for depression, anxiety, PTSD and other mental health conditions before finding a therapeutic regimen that works.
- The hard clinical endpoint for treatment failure is suicide, which has grown 25% over the past two decades





2/3 of individuals with mental illness never seek medical care, and of those who do millions fail to respond to current medication therapies [1]

Solution

- Through Arcadian, MYnd is **improving access to care through its telemedicine platform**
- MYnd has developed a **clinically validated technology** platform that utilizes complex algorithms to analyze EEGs
  - MYnd's patented platform technology informs therapeutic regimens, thereby improving patient outcomes and reducing healthcare costs.
  - Addresses depression, anxiety, bipolar disorder, PTSD and other non-psychotic disorders
  - Four studies have demonstrated clinically significant reductions in suicidality

(1) Integrated Behavioral Health Care Jürgen Unützer, MD, MPH, MA Chair, Psychiatry & Behavioral Sciences Director, AIMS Center University of Washington National Alliance Mental Health Summit, Denver, CO April 25, 2017
(2) Psychiatry and Clinical Neuroscience, Charles Zorumski and Eugene Rubin, https://books.google.pl/books?id=x2hpAgAAQBAJ&printsec=frontcover&hl=pl

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Investor Presentation DIGITAL HEALTH CARE: INVESTMENTS MYND is in one of the hottest areas of AI/digital health care 6 1/16 - 8/16

HOW DOES MYND IMPROVE ACCESS TO CARE: ARCADIAN

- Arcadian specializes in the delivery of mental health services through a network of social workers, therapists and psychiatrists throughout the United States
- Offers a suite of services including **telepsychiatry, teletherapy, digital patient screening, curbside consultation, on-demand services, and scheduled encounters**
- Services for **all age groups** and flexibility in scheduling appointments **7 days a week**
- **Arcadian serves consumers in all 50 states through its network of licensed clinicians**
- **Customer base includes:**
  - Government and non-profit agencies
  - Hospital networks
  - Private insurers including managed care organizations
  - Physicians and patients

ARCADIAN telepsychiatry

Goldman Sachs estimates total potential savings of $100B+ in the U.S. alone through telehealth services

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Investor Presentation 8 TELEPSYCHIATRY • Telepsychiatry involves the use of video conferencing and telecommunication equipment to conduct real time mental health consultation between a clinician and patient • Ideal for individuals living in underserved areas or those with limited access to services, and patients seeking access to care in the privacy of their own home • Payors are paying tele - health companies ongoing fees for network access, in addition to the actual provision of services The Process

HOW DOES PEER IMPROVE TREATMENT EFFICACY

- An electroencephalogram (EEG) is a completely painless, non-invasive test that records your brain's electrical activity and provides a basis for comparison against others within the Psychiatric Electroencephalography Evaluation Registry ("PEER") database
- MYnd utilizes **AI, machine learning and data analytics in order to inform therapeutic regimens**, thereby improving patient outcomes and reducing healthcare costs
    - MYnd's PEER Report uses data from EEG tests, outcomes and machine learning to identify endophenotypic markers of drug response
    - This Big Data approach has allowed MYnd to generate a large clinical registry and database of predictive algorithms: 11,000+ patients & 39,000+ outcomes




NEW TECH FOR VETS
BRAIN-MAPPING OFFERS HOPE FOR HIDDEN WOUNDS
Dawn Perez, LPC | BiofeedbackWORKS
CNN
THE LEAD

Proven results with 144% improvement in depression scores and 75% reduction in suicidality

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Investor Presentation 10 CLINICAL EVIDENCE FOR PEER Independent studies • 45 studies with 3 , 130 patients offer compelling evidence for QEEG biomarkers as simple, inexpensive predictors of patient response to specific antidepressants and likely treatment - related side effects (including suicidal ideation) . • EMBARC – NIMH - sponsored study of objective biomarkers found EEG predicted SSRI response, May 2018 . "Although we continue to study brain imaging and blood biomarkers, I do recommend patients ask for these tests when seeking an antidepressant," Dr . Madhukar Trivedi said . PEER Randomized Controlled Trials • The four randomized controlled trials of PEER, measured by Standard Mean Difference, demonstrated a ‘strong’ effect for these symptom scales, compared with moderate or weak effect for current treatment as usual (TAU) . • These trials represent more LOE 1 A evidence than has been reported for any other targeted strategy in depression . Walter Reed Trial Service members whose doctors followed PEER Report recommendations showed statistically significant improvement : • Depression scores improved by 144% • PTSD scores improved by 139% • Suicidal ideation was reduced by 75% • The trial was the fourth scientific replication of previous studies, all of which have demonstrated the efficacy of PEER technology in improving patient outcomes . Budget Impact Model Following PEER yields a 4 . 7 - fold return (net the costs of the test) . “This can significantly reduce the excess costs – an estimated $ 8 , 000 per patient per year – for patients who do not receive appropriate medication and are labeled refractory to pharmacologic treatment ... No clinical specialty is in greater need of such decision support tools than behavioral health . ” Source : POPULATION HEALTH MANAGEMENT, 2018 . DOI : 10 . 1089 /pop . 2018 . 0101

Investor Presentation 11 WHAT DOCTORS SAY “Why are we treating an organ, the brain, without measuring the effect of our treatment on the organ? There are over 100 medications available for the treatment of behavioral disorders. The core problem is not that we need three more, the problem is that we need to know how to use the 100 we have...” - - Steve Suffin , M.D., Chief of Clinical Pathology, Quest Diagnostics, CNS Response Co - founder "This could revolutionize prescribing practice in terms of helping people get the right treatment sooner. Psychiatry doesn't really have a predictive model for which disorders will respond best to which medications." - Col. John Bradley, MD, US Army (Retired) "We all respond differently to medications. I like to see my patients feel better faster without trial and error. The PEER Report™ shows what medications worked or didn't work for people with similar brains. I'm pleased to have trained military doctors who also use the PEER Report." - Dr. Michael Anderson, Psychiatrist (Private Practice) “ Predicting non - responders with an easy, relatively inexpensive, predictive, objective office procedure that builds upon clinical judgment to guide antidepressant choice.” - Charles DeBattista , MD, Stanford University School of Medicine

Investor Presentation 12 POTENTIAL UTILIZERS OF SERVICES VA/Military Where suicide rates are high and need for innovative and effective mental health care is high Managed Care Payers and health systems seeking to improve clinical outcomes and lower health care costs Case study : Horizon Healthcare Services, Inc . , New Jersey’s oldest and largest health insurer, is running 600 - patient pilot to explore how the use of PEER Online® may reduce trial and error medication management and total costs of care . With over 3 . 8 M patients in its network, Horizon alone represents a $ 48 M potential annual market, in one state alone . The cost of PEER results in a 4.7 - fold return in cost offsets* *Source: Clinical dossier/economic analysis prepared by Cedar Associates, LLC, a Stanford Health Policy Adjunct Affiliate

Investor Presentation 13 POTENTIAL UTILIZERS OF SERVICES Provider Direct Multi - practitioner provider groups seeking to provide value - based care and cutting edge objective measurement tools that are reimbursed Multi - Practice Groups Over 15% of patients have mental health concerns but expertise not present to address in practice Patient Direct 60% of individuals do not receive care in mental health Expanding coverage • New government mandates have helped drive reimbursement for solutions that improve outcomes and reduce costs o Federal Mental Health Parity Act (2008) o Expansion Benefits for Medicare (2008) o Affordable care Act further coverage expansion (2010) o 21st Century Cures (2016) • Coverage for mental health continues to expand and CPT codes exist for reimbursement Collaborative Care Model ( CoCM ) • Under the CoCM , a consulting psychiatrist provides the primary care practice with specialized expertise through regular case review and recommendations for therapeutic and pharmacological treatment, medication adjustments, and additional specialty care. • Medicare now provides coverage and reimbursement for "Psychiatric Collaborative Care Management Services"

RECENT DEVELOPMENTS

Recent partnerships illustrate highly scalable business model:

- ✓ Launched school-based telepsychiatry program designed to provide youths with improved access to mental health services
  - Partnering activities with school districts and universities underway across the country

- ✓ Launched comprehensive behavioral health solutions for skilled nursing and assisted living Facilities
  - First partner, Gulf Coast Health Care, operates 42 skilled nursing and assisted living centers throughout Florida and Mississippi

- ✓ Partnered with VisionQuest to provide telepsychiatry services for its community-based outpatient mental health clinic in Pennsylvania
  - VisionQuest is a national organization that serves thousands of youths each year

- ✓ Partnered with Employee Assistance Network, Inc. to provide tele-EAP services
  - EAN is a leading provider of Employee Assistance Programs (EAP) throughout the U.S.

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EXPERIENCED LEADERSHIP

Management Team

George C. Carpenter, IV – President & CEO

- Over 25 years of experience in healthcare technology and business development
- MBA in Finance from the University of Chicago, BA from Dartmouth College

Brian MacDonald – Chief Technology Officer

- Responsible for machine learning algorithms that form the core of the PEER reports
- MBA from the University of Pennsylvania, BS from the University of Alabama

Don D'Ambrosio – Chief Financial Officer

- Over 25 years of C-level experience, including at a public company
- BA from Temple University

Robert Plotkin, CEO of Arcadian

- Founded Arcadian Telepsychiatry in 2013
- Previously founded Social Work prn of Philadelphia, a behavioral health staffing company

Board of Directors

Robin L. Smith, MD, MBA – Chairman

- Former CEO of Neostem (now Caladrius)

Geoffrey E. Harris

- Portfolio manager at c7 Advisors

John Pappajohn

- Served as Director of 40+ companies in healthcare industry

Michal Votruba

- Director of the Gradus/RSJ Life Sciences Fund

Peter Unanue

- Over 25 years of senior business experience. Executive Vice President of Goya Foods, Inc.

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Investor Presentation 16 2018 MILESTONES 1 Establish 2 nd paid pilot program(s) with managed care companies or health systems seeking to improve clinical outcomes and lower health care costs • Innova pilot program announced in August 2018 2 Publish pharmacoeconomic benefits when providers use the PEER report on - line tool – published on August 30, 2018 3 Grow telemedicine through partnerships with schools & universities, major health systems, nursing homes & skilled nursing facilities, correctional facilities, EAP providers, government & commercial partners, and more… 4 Continue to enroll patients in Canadian military trial providing value - based care and cutting edge objective measurement tools in single payer system and working to penetrate VA and division of military 5 Pursuing strategic relationship to expand market access and behavioral health tools

Investor Presentation 17 CAPITALIZATION & BALANCE SHEET Common Stock Issued and Outstanding (8/10/18) 6,284,097 Series A Preferred 550,000 Series A - 1 Preferred 500,000 Total Shares of Common Stock Underlying Issued Options 887,998 Weighted Average Strike Price: $10.49 Total Shares of Common Stock Underlying Issued Warrants 5,616,721 Weighted Average Strike Price: $4.74 Fully Diluted Shares Outstanding 13,838,816 Cash (6/30/2018) $2,646,700

Investor Presentation 18 SUMMARY With telemedicine, we can deliver mental health services where and when the patient needs them including the privacy of one’s own home. With artificial intelligence, machine learning and data analytics, we can analyze massive quantities of data to recognize patterns, predict outcomes and personalize medicine. Now Then Experience and instinct to avoid traffic Real - time data analytics MYnd’s patents and early advantage place it ahead of the curve, as major players such as Google, Amazon, Oracle and others enter the market… Trial & error prescribing MYnd PEER Report

Investor Presentation 19 CONTACT Robin L. Smith, MD, MBA, Chairman of the Board tel : 917 - 691 - 7409 email: robin@robinlsmith.com George C. Carpenter IV, President and Chief Executive Officer tel: 949 - 697 - 2161 email: gcarpenter@myndanalytics.com Don D’Ambrosio, Chief Financial Officer tel : 949 - 420 - 4402 email: dambrosio@myndanalytics.com

HEALTHCARE AI MARKET

- According to Accenture, when combined, key clinical health artificial intelligence (AI) applications can potentially create $150 billion in annual savings for the United States healthcare economy by 2026[1]
- In just the next five years, the health AI market is expected to grow more than 10x[2]
- Growth is already accelerating, as the number of deals to healthcare-focused AI start-ups went up from less than 20 in 2012, to nearly 70 by mid-2016[3]



HEALTH AI MARKET SIZE 2014-2021
Acquisitions of AI startups are rapidly increasing while the health AI market is set to register an explosive CAGR of 40% through 2021
$600M
$6.6B
11x
2014
2021

"The AI solutions market in healthcare industry is expected to gain wider adoption as a result of easier integration with hospital workflows and patient-centric treatment plans leading to excellent patient outcomes, elimination of unnecessary hospital procedures and reduced treatment costs."

- Frost & Sullivan[4]

(1) Accenture, https://www.accenture.com/us-en/insight-artificial-intelligence-healthcare .
(2) Frost & Sullivan, http://ww2.frost.com/news/press-release/600-m-6-billion-artificial-intelligence-systems-poised-dramatic-market-expansion-healthcare
(3) CB Insights, https://www.cbinsights.com/blog/artificial-intelligence-startups-healthcare/
(4) Frost & Sullivan, http://corpcom.frost.com/forms/NA_PR_KBelcher_NFFE_18Dec15

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INTERIM FINDINGS FROM THE 4TH CLINICAL TRIAL – WALTER REED PEER TRIAL

Improvement Over Standard of Care (1)



Percent
144%
75%
75%
139%
Depression
Suicidality
Global Improvement
PTS

- 144% more improvement in QIDS-SR16 depression scores
- 75% greater improvement in CHRT-7S scores for suicidal ideation
- 139% greater improvement in PCL scores for PTSD

(1) VA/DOD Clinical Practice Guideline for Management of Major Depressive Disorder

Median Treatment Visits Over 6 Month Trial



Peer Followed
5
Standard of Care
2

- Patients had a median of 5 visits compared to 2 visits for patients whose physicians used PEER as compared to those that did not follow PEER

Patients whose physicians followed PEER had more statistically significant improvement than physicians who followed standard of care treatment based on VA/DOD Treatment Guidelines.

Neuropsychiatric Disease and Treatment, August 2016.

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Investor Presentation 22 INDEPENDENT VALIDATION From a rapidly growing research base, 100 peer - reviewed studies* of Quantitative EEG (QEEG) neurometrics (n = 6,025) have demonstrated the utility of these markers, including: • 12 randomized controlled trials of QEEG neurometrics for predicting medication response (n = 2,087) • 88 observational cohort studies (n = 3,938) *Source: Clinical dossier prepared by Cedar Associates, LLC, a Stanford Health Policy Adjunct Affiliate

Investor Presentation Source: RockHealth, 2016 https:// rockhealth.com /reports/digital - health - exits - 2016 - ytd - 112 - digital - health - acquisitions - and - two - ipos/. DIGITAL HEALTH CARE In 2016 the 10 largest acquisitions brought in over $11B for shareholders 23 Target Acquired By Acquisition Amount Change Healthcare McKesson $3.0B Truven Analytics IBM $2.6B eResearchTechnology Nordic Capital $1.8B Netsmart Technologies Allscripts $950M Brightree Resmed $800M Imprivata Thoma Bravo $544M Assurex Myriad Genetics $410M Cardon Outreach MedData $400M Sequenom Laboratory Corp $371M Valence Health Evolent Health $219M

MENTAL HEALTH - INCIDENCE & COST

Mental disorders, including substance abuse, have the highest estimated annual health spending in the U.S.

- Globally, an estimated 300 million people suffer from depression and 60 million have Bipolar affective disorder.(1)
- Anxiety disorders are the most common mental illness in the U.S. affecting 40 million adults.(2)
- It is estimated that 129 million children globally have Attention-deficit/hyperactivity disorder (ADHD), representing 7.2% of the world's child population.(3)
- Eating disorders affect up to 24 million people in the U.S. (6.5 million U.S. adults suffer from binge eating) and 70 million people globally.(4)

$147 billion is spent in the U.S. treating mental health, while $2.5 trillion is spent globally, with nearly 2/3 in indirect costs. The global cost is expected to increase to $6 trillion by 2030.(5)(6)



Ten medical conditions with the highest estimated spending in 2013
Mental disorders
Heart conditions
Trauma
Cancer
Pulmonary conditions
Osteoarthritis
Normal birth
Diabetes
Kidney disease
Hypertension
Civilian noninstitutionalized
Institutionalized and active-duty military
0
50
100
150
200
Billions of dollars

(1) World Health Organization: http://www.who.int/mediacentre/factsheets/fs396/en/
(2) Anxiety and Depression Association of America: https://www.adaa.org/about-adaa/press-room/facts-statistics
(3) CHADD: The National Resource on ADHD: http://www.chadd.org/Understanding-ADHD/About-ADHD/Data-and-Statistics/General-Prevalence.aspx
(4) The Renfrew Center Foundation for Eating Disorders, "Eating Disorders 101 Guide: A Summary of Issues, Statistics and Resources," published September 2002, revised October 2003: https://www.ndsu.edu/fileadmin/counseling/Eating_Disorder_Statistics.pdf
(5) Eating Disorder HOPE: https://www.eatingdisorderhope.com/information/statistics-studies
(6) National Institute of Mental Health: https://www.nimh.nih.gov/about/directors/thomas-insel/blog/2015/mental-health-awareness-month-by-the-numbers.shtml

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Investor Presentation Source: Melek S., Norris D., Paulus J.: Economic Impact of Integrated Medical - Behavioral Healthcare: Implications for Psychiatry. Prepared for APA; 2014, pp.1 - 39. 25 ECONOMIC IMPACT (IN 2012) Population % with Behavioral Health (BH) Diagnosis Per - member per - month (PMPM) cost without BH Diagnosis PMPM with BH Diagnosis Increase in Total PMPM with BH Diagnosis Commercial 15% $340 $941 276% Medicare 9% $582 $1429 245% Medicaid 20% $381 $1301 341% All Insurers 14% $397 $1085 273% An estimated $8,500 in excess annual health care costs incurred by a patient not properly medicated

Investor Presentation Problem Looming crisis in access to care: • Psychiatrist shortage • Waiting lists are high • 70% of mental health is treated by PCPs • Low attendance and adherence to treatment (avg = 2 visits) Clinicians often rely on trial and error prescribing for depression, anxiety, PTSD and other mental health conditions Impact: • Over half of patients never seek treatment • Treatments themselves are marked by low efficacy, low adherence Solution x Telepsychiatry : Deploying multistate networks for large insurers where access is diminished • Patient access to clinicians from the convenience of home • Increased adherence x Data Analytics : clinically validated technology platform • Patented technology utilizes complex algorithms to analyze EEGs • Informs therapeutic regimens, thereby improving patient outcomes and reducing healthcare costs. 26 SERVICE LINES

Investor Presentation 27 Thomas R. Insel, MD 2009 - 2010 “ Current medications are not sufficient for most patients... We still do not know who will respond to a specific treatment. Even for the fraction of patients who ultimately respond, clinicians often must resort to trial and error before finding a regimen that works, subjecting patients to potentially life - threatening delays, ineffective treatment, or adverse side effects. " TRIAL AND ERROR PHARMACOTHERAPY Millions of Americans have failed two or more therapeutics for mental illness and are considered resistant to treatment